                                    FORM 8-K

                                 CURRENT REPORT


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) DECEMBER 18, 2003

    COMMISSION                       REGISTRANT; STATE OF INCORPORATION;               IRS EMPLOYER
    FILE NUMBER                        ADDRESS; AND TELEPHONE NUMBER                IDENTIFICATION NO.
    -----------                      -----------------------------------            ------------------

      1-9513                             CMS ENERGY CORPORATION                         38-2726431
                                      (A MICHIGAN CORPORATION)
                                          ONE ENERGY PLAZA
                                       JACKSON, MICHIGAN 49201
                                          (517) 788-0550



      1-5611                            CONSUMERS ENERGY COMPANY                        38-0442310
                                        (A MICHIGAN CORPORATION)
                                           ONE ENERGY PLAZA
                                        JACKSON, MICHIGAN 49201
                                            (517) 788-0550







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ITEM 5.  OTHER EVENTS

GAS RATE CASE ORDER

On December 18, 2003, the Michigan Public Service Commission (MPSC) issued an order granting Consumers Energy Company (Consumers) interim gas rate relief in the amount of $19.34 million annually, which is under bond and subject to refund if final rate relief is granted in a lesser amount. Consumers filed a general gas rate case in March 2003 requesting rate relief of approximately $156 million annually and immediate interim rate relief in the same amount in order to meet rising costs to maintain and operate its 25,000-mile natural gas system, including the costs of meeting new federal pipeline safety standards. Consumers subsequently filed several updates to its original request for interim relief. In its latest filing on December 8, 2003, in recognition of the impact of this winter's higher gas prices on customers, Consumers reduced its interim rate request to $33 million annually, subject to MPSC approval of revised depreciation expense for accounting and rate-making purposes. The order adopted a $34 million reduction in depreciation expense and meets Consumers' need for prompt interim rate relief to ensure the safety and reliability of its natural gas system.

The order is conditioned upon Consumers voluntarily agreeing to restrict dividend payments to its parent company, CMS Energy Corporation (CMS Energy), to a maximum of $190 million annually during the period in which Consumers receives the interim relief. The order states that the rate relief will be effective for service rendered on and after the day following Consumers' submission of a letter to the MPSC accepting the dividend restriction. Consumers formally accepted the dividend restriction on December 18, 2003.

The order is available on the MPSC website at www.michigan.gov/mpsc. Consumers' full gas rate case is still before the MPSC, which has not set a date for issuance of a final order.

This Form 8-K contains "forward-looking statements" within the meaning of the safe harbor provisions of the federal securities laws. The "forward-looking statements" are subject to risks and uncertainties. They should be read in conjunction with the "CMS ENERGY FORWARD-LOOKING STATEMENTS, CAUTIONARY FACTORS AND UNCERTAINTIES" found in Item 1 of CMS Energy's Form 10-K/A filed on July 1, 2003 for the Fiscal Year Ended December 31, 2002 and the "CONSUMERS FORWARD-LOOKING STATEMENTS, CAUTIONARY FACTORS AND UNCERTAINTIES" found in Item 1 of Consumers' Form 10-K for the Fiscal Year Ended December 31, 2002 (both incorporated herein by reference), that discuss important factors that could cause CMS Energy's and Consumers' results to differ materially from those anticipated in such statements.

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.



                                              CMS ENERGY CORPORATION

Dated:  December 19, 2003

                                              By:   /s/ S. Kinnie Smith
                                                    -------------------
                                                   S. Kinnie Smith
                                                   Vice Chairman of the Board
                                                   and General Counsel





                                              CONSUMERS ENERGY COMPANY

Dated:  December 19, 2003

                                              By:   /s/ S. Kinnie Smith
                                                    -------------------
                                                   S. Kinnie Smith
                                                   Vice Chairman of the Board